BARTLETT

                                                                    MUTUAL FUNDS

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                        BARTLETT
                                                                BASIC VALUE FUND

                                                                        BARTLETT
                                                        VALUE INTERNATIONAL FUND

                                                                        BARTLETT
                                                                     EUROPE FUND

                                                                        BARTLETT
                                                         FINANCIAL SERVICES FUND

                                 BARTLETT & CO.
                                     PROFILE

[BARTLETT MUTUAL FUNDS GRAPHIC HERE]

Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset management firm which manages over $3.2 billion for individuals, family groups and institutions. Established in 1898, Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

                            o MUTUAL FUNDS
                            o INSTITUTIONAL CLIENT SERVICES
                            o PRIVATE CLIENT SERVICES
                            o REAL ESTATE PROGRAMS

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.




                                    CONTENTS
                                                                                                   Pages
------------------------------------------------------------------------------------------------------------------------
      Bartlett & Co. Profile                                                                Inside Cover
------------------------------------------------------------------------------------------------------------------------

      President's Letter                                                                               2
------------------------------------------------------------------------------------------------------------------------

      Reports to Shareholders
           Bartlett Basic Value Fund                                                                   3
           Bartlett Value International Fund                                                           5
           Bartlett Europe Fund                                                                        6
           Bartlett Financial Services Fund                                                            7
------------------------------------------------------------------------------------------------------------------------

      Growth of a $10,000 Investment
           Bartlett Basic Value Fund                                                                   8
           Bartlett Value International Fund                                                          10
           Bartlett Europe Fund                                                                       11

------------------------------------------------------------------------------------------------------------------------
      Industry Diversification                                                                        13
------------------------------------------------------------------------------------------------------------------------

      Statements of Net Assets
           Bartlett Basic Value Fund                                                                  14
           Bartlett Value International Fund                                                          16
           Bartlett Europe Fund                                                                       18
           Bartlett Financial Services Fund                                                           20
------------------------------------------------------------------------------------------------------------------------

      Statements of Operations                                                                        22
------------------------------------------------------------------------------------------------------------------------

      Statements of Changes in Net Assets
           Bartlett Basic Value Fund                                                                  23
           Bartlett Value International Fund                                                          24
           Bartlett Europe Fund                                                                       25
           Bartlett Financial Services Fund                                                           26
------------------------------------------------------------------------------------------------------------------------

      Financial Highlights
           Bartlett Basic Value Fund                                                                  27
           Bartlett Value International Fund                                                          28
           Bartlett Europe Fund                                                                       29
           Bartlett Financial Services Fund                                                           30
------------------------------------------------------------------------------------------------------------------------

      Notes To Financial Statements                                                                   31
------------------------------------------------------------------------------------------------------------------------

      Report of Independent Accountants                                                               37
------------------------------------------------------------------------------------------------------------------------
      Trustees and Officers                                                                   Back Cover
------------------------------------------------------------------------------------------------------------------------

      This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                               PRESIDENT'S LETTER


Dear Shareholder,

We are pleased to provide you with the annual report for the Bartlett Capital Trust, comprised of the Bartlett Basic Value Fund, the Bartlett Value International Fund, the Bartlett Europe Fund and the recently introduced Bartlett Financial Services Fund covering the year ended December 31, 1998.

During the quarter ended December 31, 1998, USequity markets rebounded strongly from the third quarter selloff. Once again, though, the pattern of the last year persisted, with good performance concentrated in a small group of the very largest capitalization stocks.

During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our clients. The Funds are committed to taking those steps necessary to protect our investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continuing without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

On the following pages, the portfolio managers for the four Funds discuss each Fund's performance and the investment outlook.

The Board of Trustees approved the following dividends and distributions per share which were payable to shareholders of record on November 24th for Basic Value and Value International, and December 9th for Europe Fund:

                                                  Class A                     Class C                     Class Y
Basic Value:
  Ordinary Income Dividend                        $0.049                      $0.031                     $0.067
  Long-term Capital Gain Distribution             $0.636                      $0.636                     $0.636

Value International:
  Ordinary Income Dividend                        $0.081                      $0.024                     $0.023

Europe Fund:
  Ordinary Income Dividend                        $0.43                       $0.36                      $0.57
  Short-term Capital Gain Distribution            $1.92                       $1.92                      $1.92
  Long-term Capital Gain Distribution             $2.10                       $2.10                      $2.10


We appreciate your support and we welcome your comments or questions.

                                                    Sincerely,


                                                    /S/ EDWARD A. TABER, III
                                                    ------------------------
                                                    Edward A. Taber, III
                                                    President

                                    BARTLETT
                                   BASIC VALUE
                                   FUND REPORT

   (BARTLETT MUTUAL FUNDS LOGO)

   Enclosed is the December 31, 1998 appraisal of your investment portfolio as well as performance data which covers the tenure of our management. Recent investment results are summarized as follows:


                                             Quarter       Year
                                             Ended        Ended
                                           12/31/98     12/31/98

   Basic Value*                             15.1%         3.8%
   S&P 500 Index (large-cap)                21.3%        28.6%
   BARRA Value Index1                       17.4%        14.7%
   Barra Mid-Cap Value Index                15.3%         4.7%
   Russell 2000 Value Index (small-cap)      9.1%        (6.5)%
   EAFE (foreign)                           20.7%        20.1%

     The Chinese expression "May you live in interesting times" can be taken as either a blessing or a curse. The capital markets in 1998 had elements of both sentiments. Of course, every year has its list of winners and losers.

     The year 1998 will go down as one of the most extreme examples of polarity in the equity markets. Large stocks strongly outperformed small stocks while growth stocks far outpaced value stocks. The noteworthy events in the world, from impeachment hearings to the world financial crisis and the collapse of the Russian economy, certainly helped to contribute to this ying and yang among market sectors. Just as significant was that record volatility on a daily level picked up to an extreme rarely seen since the 1930's. The numbers tell the story best. THE WALL STREET JOURNAL reported that the average mutual fund investing in large growth companies returned 35.7% in 1998 while small value funds LOST 6.6%.

   Of course, our approach utilizes value stocks diversified across market cap lines. Although we avoided some of the worst extremes of the market as noted above, it continued to be difficult to perform well as a value investor without substantial exposure to the largest U.S. companies. This was made apparent by the fact that the fifty largest S&P 500 stocks were up 52% last year while the smallest 100 were down 18%.

     In spite of performance that paralleled a mid-cap value benchmark, we were not satisfied with our stock selection in 1998. Our choices in technology and energy were poor and several stocks, such as COLUMBIA HCA, TOYS "R" US and WESTERN RESOURCES came up short of our
--------------------------------------------------------------------------------

                         Measuring Both Risk and Return
            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                        May 31, 1983 to December 31, 1998



        (A bar graph appears here. See the table below for plot points.)


              BARTLETT BASIC                S&P 500
                VALUE FUND                   INDEX

RETURN           12.7%                       17.4%
RISK             12.1%                       14.8%


   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 31, 1983 to December 31, 1998. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures for both the Fund and the Index assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.
--------------------------------------------------------------------------------
   *Reflects return on Class A Shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 9.

expectations. Nevertheless, there were several outstanding contributors to our performance in 1998, most of which, not surprisingly, were the large companies:
TIME WARNER, FORD, TYCO, MCDONALD'S and KANSAS CITY SOUTHERN INDUSTRIES. Our analysis and patience were amply rewarded for identifying these value stocks that have strong growth characteristics.

     There were very few transactions in the portfolio during the fourth quarter. Positions in POTASH, H&R BLOCK and LOCKHEED MARTIN were increased. In the case of POTASH and LOCKHEED MARTIN, these have been very successful long-term investments for us and recent price declines have created compelling values once again. H&R BLOCK is a more recent investment that we continue to increase at appropriate prices. Its dominant share of a great business, tax preparation, has been further enhanced by the offering of additional financial planning products and services. Our position in MCDONALD'S was reduced as its price earnings ratio and long-term growth prospects indicated increasingly less value. It does remain a sizable holding due to its sustainable global growth prospects and attractive financial characteristics. PIONEER STANDARD ELECTRONICS was eliminated from the portfolio due to deteriorating financial strength and negative business conditions.

     We believe the advantage of including small- to mid-size stocks in a diversified portfolio will once again become apparent and the valuation extremes that exist today make us more confident that the issue is WHEN, and not if, this will happen.

     Thank you for your support and we wish you a healthy and prosperous New
Year.

Sincerely,






/s/ JAMES A. MILLER                 /s/ WOODROW H. UIBLE
---------------------               ------------------------
James A. Miller, CFA                Woodrow H. Uible, CFA
Portfolio Manager                   Portfolio Manager



-------------------------------
(1) The BARRA Value Index is a capitalization-weighted index constructed by dividing the stocks in an S&P index into two components (growth or value) according to book-to-price ratios. The BARRA Value Index is comprised of companies with higher book-to-price ratios, lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth.

                          Largest Industry Allocations

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                               December 31, 1998

(A bar chart appears here. See the table below for plot points.)


                            Percent of Total Portfolio
                              Fund           S&P 500
Finance                        23%              18%
Transportation                 15                1
Consumer Cyclical              15               13
Basic Insdustry                13                7
Consumer Sales                 11               11
Technology Defense              9               22

                                    BARTLETT
                               VALUE INTERNATIONAL
                                   FUND REPORT


(BARTLETT MUTUAL FUNDS LOGO)

     Stock markets globally displayed the symptoms of a manic/depressive disorder, moving from the extreme fear and risk aversion that characterized the third quarter to the "irrational exuberance" that US and European investors have grown to expect in the fourth quarter of 1998. Mr. Greenspan himself supplied the St. John's Wort that was responsible for much of the party atmosphere, in the form of three rapid fire interest rate cuts to try to ensure continued US economic growth. European central banks followed with a small interest rate cut of their own, and some of the beleaguered Asian economies were also able to lower rates. The cuts, along with mega-merger activity among some of the world's largest companies and continued optimism in US technology stocks, were enough to restart markets in most parts of the world. The need for medication will probably continue, as very low inflation and incipient weakness in some of the world's largest economies continue to generate uncertainty.
     Asian and European markets contributed about equally to the Europe, Australia, and Far East (EAFE) Index's fourth quarter rise of 20.7%. The Morgan Stanley Capital International All Country ex US (MSCI AC ex US) Index rose 19.8%, indicating a more cautious recovery in emerging markets, especially in Latin America. Japan's market rose 26.8% in dollar terms, almost totally due to the increase in the value of the yen against the dollar. For the calendar year 1998, the EAFE increased by 20.1%, slightly less than the fourth quarter's gain, while the MSCI AC ex US rose a more muted 12%, restrained by less exposure to European stocks and more in emerging markets. Japan's market rose 5.1% for the year, with yen strength offsetting market price decline. Stocks with exposure to energy, commodities or more cyclical industries continued to lag markets, while consumer, finance and technology-related stocks did well. Valuations in basic materials and industrial sectors are very low, but in a deflationary environment, there is little to trigger any improvement in these areas.
     The Bartlett Value International Fund gained 12.9%+ for the quarter, while the year was a disappointing -2.9%.+ Lower exposure to European stocks earlier in the year, along with some investment in medium and smaller sized companies in cyclical sectors held back results. The Japanese holdings in the portfolio, including SECOM, FUJITSU and ITO YOKADO, did well, while more cyclical companies like BUDERUS, TOTAL and ASSIDOMAN fell in value. The rapid rebound in markets, especially in the US and Europe, mean that stock valuations for the large, well known companies have returned to new highs. At the same time, companies are facing a climate of slower growth and more fragile financial and political structures. The new year brings a number of new challenges to those in charge of governments and economies -- a new currency in Europe, a search for growth in Japan, and restructuring a financial system in Asia. These challenges could lead to unforseen problems, but also open up new opportunities for investment in areas that have been less popular in recent years.



                                 /s/ Madelynn M. Matlock
                                 Madelynn M. Matlock, CFA
                                 Portfolio Manager


+Return information is for Class A shares, excluding the 4.75% maximum sales charge, effective July 21, 1997. Return information for the other share classes may be found on pages 10 & 11.






                             PORTFOLIO COMPOSITION
                      BARTLETT VALUE INTERNATIONAL FUND VS
                   EUROPE/AUSTRALIA, FAR EAST (EAFE) INDEX*
                               DECEMBER 31, 1998

(A bar graph appears here. See the table below for plot points.)

               Fund           EAFE Index
Americas        17%                 0%
Europe          53%                73%
Pacific         30%                27%
Japan           19%                21%

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any transaction costs associated with buying and selling securities in the Index or other administrative expenses. The returns for the Fund include such expenses.

                                    BARTLETT
                                     EUROPE
                                   FUND REPORT




                                Quarter              Year
                                 Ended               Ended
                                12/31/98            12/31/98

Bartlett Europe Fund*             23.0%               41.9%
MSCI Europe Index                  5.1%               37.1%
MSCI EAFE Index                   20.7%               20.1%
S&P 500 Index                     21.3%               28.6%


Market Review

[BARTLETT MUTUAL FUNDS LOGO]

     Our last report ended on an optimistic note. European investors enjoyed good absolute performance during the first six months of the year as equity markets powered to new highs. International events, notably in the Far East, seemed to have paled away during the first half of the year, or at least have been ring-fenced, and all appeared well with the world. However July's exuberance proved short-lived. Cautious comments from Mr. Greenspan in his semi-annual testimony to Congress prompted profit taking, which accelerated as events unfolded through the third quarter, especially in August. The strong fundamental story that spurred European markets in the first half of the year had not changed dramatically. Indeed, it was the earlier ignored problems of Southeast Asia and Japan that returned to torment investors. Add to this, events in Russia, Brazil's debt funding problem, Venezuelan devaluation and the emergence of over-leverage in the hedge fund Long-Term Capital Management ("LTCM"), then perhaps weakness should have been expected.
         Within the European markets the contagion was most notably felt in the banking and insurance sectors, which had been the first half's stockmarket darlings. The falls in these two sectors were fairly indiscriminate. Institution after institution revealed the extent of their exposure to either Russia, Latin America, or LTCM, and even those institutions with the most prudent reputations did not escape untarnished. There seemed little in the way of abatement in bearish sentiment during September as the stockmarket weighed up several further high profile profit warnings. Hand in hand with the downward spiral in prices was the emergence of greater daily and indeed intra-day volatility, although volumes in all the major European stock exchanges remained relatively subdued. Against this backdrop, European bond markers continued to perform strongly, reaching all time lows in yield terms.
     The final quarter of the year was entered with some trepidation and by the second week of October the second half's fall had wiped out the year's earlier gain. However, this proved to be the low point in the quarter. Buoyed by rebounds in other markets, notably America, the European indices turned around to post gains just short of 20% for the final quarter. Concerted Central Bank monetary easing, initiated by the US Federal Reserve, appeared to have resolved or at least marginalised the events that had previously taken on cataclysmic proportions. Indeed the newly formed European Central Bank and member countries decided to bring European interest rate convergence forward a month to the end of November rather than December. This was followed by a further cut in rates to 3% where Euro-rates finished the end of the year.
       Despite the extreme top-down gyrations, the bottom- up fundamentals for European equity prices remained compelling throughout the year. Whilst earnings in aggregate were reduced very slightly to reflect the generally slower economic conditions, on a global basis they remained considerably higher than the World average. Companies exposed to the faster growing areas of peripheral Europe, namely, Ireland, Italy, Spain and Portugal continued to offer better returns. The corporate restructuring in the core markets of Germany, France and Switzerland continued to gather momentum and this helped to offset the weaker economic activity in performance terms. Significant European and global alliances have been formed, most notably perhaps the mergers of BP AMOCO and DAIMLERCHRYSLER, both of which the Fund owns. But as a general theme growth stocks remained very much in vogue, particularly in the mobile telecommunication sector irrespective of the country of domicile, and here again the Fund holds a healthy weighting.

Outlook

     Looking into 1999 we cannot ignore the fact that economically speaking the year will be a much different one than we might have expected at the start of 1998. The well-documented "Goldilocks Scenario" has been dented and earnings disappointments will be very much a feature of the coming months. However, we expect that the birth of the new Euro currency can provide continued impetus to prices and that liquidity flows will remain supportive. The safe haven status of European equity markets was undoubtedly confirmed for the diversifying international investor in 1998. The growth stimulated in the peripheral economies by interest reductions is not a short-term phenomenon and the ongoing restructuring of corporate Europe will take considerable time. In conclusion, our confidence in the asset class is undiminished and we believe that our stock selection process coupled to Europe's fundamental strength can provide further positive returns in the coming year.



    /s/ Neil Worsley                            Neil Worsley
    /s/ William Lovering                        William Lovering
                                                Co-portfolio Managers



* Reflects return on Class A Shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 12.

                                    BARTLETT
                               FINANCIAL SERVICES
                                   FUND REPORT

(BARTLETT MUTUAL FUNDS LOGO)

     The Bartlett Financial Services Fund has been up and running since the middle of November. According to investment experts, funds introduced in the last two months of the year generally don't attract many investors. However, we have been quite pleased with our initial success as we ended 1998 with more than $22 million in assets.
     This asset accumulation has been most encouraging, as the market has not been favorably disposed toward financial stocks. They continue to be hurt by what we note as the "January Effect." We define the "January Effect" as that period after year-end when Wall Street financial analysts always seem to downgrade financial stocks because they don't believe in the managements' earnings projections. As we move through the first quarter, analysts become more positive as they see first quarter earnings being better than previously expected. The "January Effect" has been noted since 1991, which marked the first year of bank stocks' record performance. Also affecting recent market performance has been the upward pressure on interest rates. This has occurred because of the 5.6% GDP increase in the fourth quarter of 1998 which had much stronger economic growth than originally anticipated. This pushed money out of the bond market into the stock market, creating a moderate increase in long rates and, consequently, an improved yield curve. Apparently unbeknownst to investors, financial stocks, especially bank stocks, will do much better with a positively sloping yield curve. We continue to believe that GDP growth in 1999 will fall between 2-3%, that there will be no Fed tightening in 1999, and that inflation, which dropped to 0.8%, will not be a significant occurrence. Also, while the Y2K issue will receive a lot of press this year, our research indicates that financial stocks are at the top of the ladder in being prepared for this event. A great deal of money has already been spent preparing for Y2K and testing should be completed for most banks by June 30th.


     Since the Fund is in its infancy, it is fruitless to talk about the changes made to the portfolio but the industry breakdown of the Fund as of December 31, 1998 is:

     Regional Banks                                  39.8%
     Super-Regional Banks                             7.4%
     Savings and Loan                                 4.7%
     Insurance                                        9.7%
     Brokerage                                        5.9%
     Financial Technology Co.                         8.4%
     Finance                                          1.1%
     Miscellaneous                                   22.4%

We would anticipate that this breakdown will stay relatively constant.

     Currently our regional bank holdings (our largest category) trade at between 15x to 16x our 1999 earnings estimates, which compares to 29x for the S&P 500. We are projecting double-digit earnings increases for our bank holdings in 1999 and continue to be optimistic that market performance will follow earnings performance. While January has been discouraging, we are nothing but optimistic about the future, realizing of course that potential currency devaluations and other as yet unforeseen problems have the potential to disrupt our positive investment scenario.

                                    Gray, Seifert & Co., Inc.

                         GROWTH OF A $10,000 INVESTMENT


(BARTLETT MUTUAL FUNDS LOGO)

     The following graphs compare each Fund's total return against that of a closely matched, broad-based securities market index.
     These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.
     The charts illustrate the cumulative total return of an initial $10,000 investment in each Fund for the periods indicated. Returns for Class A shares reflect the maximum sales charge of 4.75% (the Average Annual Total Return table within each Class A chart provides information both including and excluding the effect of the maximum sales charge). A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details. The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.
     The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.
     No performance information is shown for Financial Services Fund since the Fund only began operations on November 16, 1998 and the information would not be meaningful.

                            Bartlett Basic Value Fund
                                 Class A Shares
                   December 31, 1988 through December 31, 1998

                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
 1 Year    3 Years 5 Years    10 Years    Life of the Fund
                                           (since 5/5/83)
--------------------------------------------------------------------------------
   3.76%*   16.73%* 16.01%*     12.64%*      12.70%*
  (1.19%)   14.86%  14.89%      12.09%       12.35%
--------------------------------------------------------------------------------

        (A bar graph appears here. See the table below for plot points.)


                    12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
S&P 500              10,000    13,163    12,754    16,631    17,896    19,696    19,955    27,445    33,742    44,995    57,864
Basic Value Fund      9,525    10,635     9,614    12,110    13,350    14,906    14,966    19,689    23,217    30,184    31,313


*This line reflects return information on Class A Shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line in the table reflects return information including the sales charge.

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                            Bartlett Basic Value Fund
                                 Class C Shares
                  September 12, 1997 through December 31, 1998


                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
        1 Year                  Life of the Fund
                                 (since 9/12/97)
--------------------------------------------------------------------------------
         2.96%                        6.99%
--------------------------------------------------------------------------------

        (A bar graph appears here. See the table below for plot points.)


                    9/12/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
S&P 500 Index       10,000   10,547    10,850    12,363    12,773     11,505   13,953
Basic Value Fund--
  Class C           10,000   10,380    10,607    11,653    11,223      9,500   10,921

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity. Index returns are for the periods beginning August 31, 1997.

                            Bartlett Basic Value Fund
                                Class Y Shares
                    August 15, 1997 through December 31, 1998


                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
        1 Year                  Life of the Fund
                                 (since 8/15/97)
--------------------------------------------------------------------------------
         3.99%                        9.65%
--------------------------------------------------------------------------------

        (A bar graph appears here. See the table below for plot points.)


                    8/15/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
S&P 500 Index       10,000    9,957    10,243    11,670    12,058     10,681   13,172
Basic Value Fund--
  Class Y           10,000   10,651    10,922    12,022    11,622      9,859   11,359

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity. Index returns are for the periods beginning July 31, 1997.

                        Bartlett Value International Fund
                                 Class A Shares
                    October 6, 1989 through December 31, 1998


                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
 1 Year        3 Years     5 Years     Life of the Fund
                                       (since 10/6/89)
--------------------------------------------------------------------------------
   (2.88)%*     6.16%*     5.37%*           6.38%*
   (7.49)%      4.46%      4.36%            5.82%


        (A bar graph appears here. See the table below for plot points.)


                     10/6/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
Value International
 Fund--Class A        9,525     9,696     8,288    10,070     9,885    12,984    12,916    14,098    16,361    17,336    16,865
EAFE Index           10,000    10,453     8,002     8,972     7,880    10,446    11,259    12,520    13,277    13,514    16,216


*This line reflects return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line in the table reflects return information including the sales charge.

The Europe, Australia, Far East (EAFE) Index is a broad-based unmanaged index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. Index returns are for the periods beginning September 30, 1989.


                        Bartlett Value International Fund
                                 Class C Shares
                     July 23, 1997 through December 31, 1998



                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
        1 Year                     Life of the Fund
                                    (since 7/23/97)
--------------------------------------------------------------------------------
        (3.64)%                        (10.01)%


        (A bar graph appears here. See the table below for plot points.)



                    7/23/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
EAFE Index          10,000    9,772     9,006    10,331    10,441      8,957   10,807
Value International
  Fund--Class C     10,000   10,070     8,912     9,600     9,129      7,617    8,588


The Europe, Australia, Far East (EAFE) Index is a broad-based unmanaged index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. Index returns are for the periods beginning August 31, 1997.

                        Bartlett Value International Fund
                                 Class Y Shares
                    August 15, 1997 through December 31, 1998

                          Average Annual Total Returns
                        For periods ended December 31, 1998
--------------------------------------------------------------------------------
       1 Year                     Life of the Fund
                                   (since 8/15/97)
--------------------------------------------------------------------------------
        (2.65)%                        (9.80)%


        (A bar graph appears here. See the table below for plot points.)



                    8/15/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
EAFE Index          10,000    9,772     9,006    10,331    10,441      8,957   10,807
Value International
  Fund--Class Y     10,000   10,044     8,905     9,620     9,172      7,670    8,670

The Europe, Australia, Far East (EAFE) Index is a broad-based unmanaged index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. Index returns are for the periods beginning July 31, 1997.


                              Bartlett Europe Fund
                                 Class A Shares
                   December 31, 1988 through December 31, 1998




                          Average Annual Total Returns
                       For periods ended December 31, 1998
--------------------------------------------------------------------------------
 1 Year      3 Years   5 Years   10 Years     Life of the Fund
                                              (since 08/19/86)
--------------------------------------------------------------------------------
  41.85%*    29.92%*   20.29%*   11.25%*         10.01%*
  35.09%     27.83%    19.12%    10.72%           9.58%



        (A bar graph appears here. See the table below for plot points.)


                    12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
MSCI Europe Index    10,000    12,851    12,357    13,977    13,319    17,219    17,612    21,420    25,937    32,111    41,271
Europe Fund--
 Class A              9,525    10,712     8,510     9,111     8,458    10,988    10,523    12,618    16,597    19,505    27,674

*This line reflects return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line in the table reflects return information including the sales charge.

Prior to 7/21/97, the Fund was a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange.

The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this are --Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

                              Bartlett Europe Fund
                                 Class C Shares
                     July 23, 1997 through December 31, 1998

                             Average Annual Total Returns
                         For periods ended December 31, 1998
--------------------------------------------------------------------------------
        1 Year                      Life of the Fund
                                     (since 7/23/97)
--------------------------------------------------------------------------------
        40.48%                           27.13%


        (A bar graph appears here. See the table below for plot points.)



                    7/23/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
Europe Fund--
  Class C           10,000   10,143    10,068    12,616    13,272     11,521   14,143
MSCI Europe Index   10,000   10,828    10,835    13,036    13,706     11,730   13,927

The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this are --Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK. Index returns are for the periods beginning August 31, 1997.



                              Bartlett Europe Fund
                                 Class Y Shares
                    August 21, 1997 through December 31, 1998


                            Average Annual Total Returns
                         For periods ended December 31, 1998
--------------------------------------------------------------------------------
        1 Year                     Life of the Fund
                                    (since 8/21/97)
--------------------------------------------------------------------------------
        42.51%                          34.07%



                    8/21/97  9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
Europe Fund--
  Class Y           10,000   10,538    10,476    13,170    13,893     12,093   14,930
MSCI Europe Index   10,000   10,343    10,350    12,452    13,093     11,205   13,303

The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this are --Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK. Index returns are for the periods beginning September 30, 1997.

                            INDUSTRY DIVERSIFICATION
                            ------------------------
                             BARTLETT CAPITAL TRUST
                               DECEMBER 31, 1998


VALUE INTERNATIONAL FUND

                              % OF NET   MARKET
                              ASSETS     VALUE
------------------------------------------------
                                           (000)
Automotive                      4.9%   $  2,830
Banking                        14.1       8,041
Chemicals                       2.3       1,328
Computer Services               2.9       1,651
Construction                    5.1       2,932
Consumer Durable Goods         11.9       6,814
Consumer Non-Durable Goods      1.7         950
Diversified                     5.8       3,298
Electronics                     4.5       2,578
Investment Companies            2.9       1,663
Metals & Mining                 8.6       4,932
Miscellaneous Services          4.1       2,352
Oil & Gas                       7.7       4,395
Real Estate                     2.5       1,435
Retail Sales                    8.3       4,749
Transportation                  5.1       2,902
Short-Term Investments          7.2       4,091
                              -----      ------
Total Investment Portfolio     99.6      56,941
Other Assets Less Liabilities   0.4         241
                              -----      ------
Net Assets                    100.0%    $57,182
                              =====      ======


EUROPE FUND

                              % OF NET   MARKET
                              ASSETS     VALUE
------------------------------------------------
                                           (000)
Aerospace/Defense               2.8%    $ 2,510
Automotive                      3.7       3,345
Banking                        12.0      10,784
Computer Services               3.6       3,211
Consumer Durable Goods          2.8       2,493
Diversified                     3.4       3,052
Electronics                     3.0       2,682
Finance                         5.9       5,278
General Industry                2.9       2,585
Insurance                       9.7       8,859
Leisure                         1.2       1,117
Oil & Gas                       6.3       5,681
Pharmaceuticals & Health Care   8.6       7,722
Publishing                      1.2       1,101
Real Estate                     2.0       1,782
Retail Sales                    8.6       7,758
Telecommunications             13.4      12,050
Transportation                  4.4       3,921
Short-Term Investments          3.2       2,844
                              -----      ------
Total Investment Portfolio     98.7      88,775
Other Assets Less Liabilities   1.3       1,203
                              -----      ------
Net Assets                    100.0%    $89,978
                              =====      ======

                            STATEMENT OF NET ASSETS
                            -----------------------
                           BARTLETT BASIC VALUE FUND
                               DECEMBER 31, 1998
                             (Amouts in Thousands)

                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Common Stock -- 98.3%
----------------------------------------------------
Advertising/Media -- 4.7%
  A.H. Belo Corporation           167      $ 3,330
  Time Warner, Inc.                40        2,482
                                           -------
                                             5,812
----------------------------------------------------
Aerospace/Defense -- 2.4%
Lockheed Martin Corporation        36         3,009
----------------------------------------------------
Automotive -- 2.5%
  Ford Motor Company               35        2,054
  General Motors Corporation       15        1,074
                                           -------
                                             3,128
----------------------------------------------------
Chemicals -- 2.5%
  Ferro Corporation               120        3,120
----------------------------------------------------
Construction & Building
  Materials -- 2.5%
  Martin Marietta Materials, Inc.  50        3,109
----------------------------------------------------
Diversified -- 3.2%
  Loews Corporation                40        3,930
----------------------------------------------------
Electronics -- 2.3%
  Molex Incorporated               90        2,869
----------------------------------------------------
Energy -- 2.7%
  Phillips Petroleum Company       48        2,046
  Total SA ADR                     27        1,343
                                           -------
                                             3,389
----------------------------------------------------
 Financial Services -- 19.0%
  Aetna Inc.                       25        1,966
  Charter One Financial, Inc.     157        4,364
  Citigroup Inc.                   77        3,811
  Fannie Mae                       84        6,216
  H & R Block, Inc.                88        3,946
  Washington Federal, Inc.        124        3,298
                                           -------
                                            23,601
----------------------------------------------------
Food, Beverage & Tobacco-- 10.2%
  Anheuser-Busch Companies, Inc.   58        3,806
  McDonald's Corporation           59        4,521
  Philip Morris Companies, Inc.    35        1,873
  UST, Inc.                        70        2,441
                                           -------
                                            12,641
----------------------------------------------------
Health Care -- 0.7%
  Columbia/HCA Healthcare
   Corporation                     35       $  866
----------------------------------------------------
Investment Companies -- 2.0%
  Royce Value Trust, Inc.         183        2,510
----------------------------------------------------
Manufacturing -- 8.8%
  Fleetwood Enterprises, Inc.     107        3,718
  Kaydon Corporation              125        5,008
  Tyco International Ltd.          30        2,263
                                           -------
                                            10,989
----------------------------------------------------
Metals & Mining -- 2.2%
  Potash Corporation of
   Saskatchewan, Inc. ADR          42        2,683
----------------------------------------------------
Real Estate Investment
  Trusts (REITs) -- 4.3%
  Chateau Communities, Inc.       123        3,606
  United Dominion Realty
   Trust, Inc.                    170        1,753
                                           -------
                                             5,359
----------------------------------------------------
Retail -- 4.2%
  Jostens, Inc.                   131        3,430
  Toys 'R' Us, Inc.               105        1,777A
                                           -------
                                             5,207
----------------------------------------------------
Telecommunications -- 4.1%
  AT&T Corporation                 67        5,042
----------------------------------------------------
Transportation -- 14.6%
  AMR Corporation                  69        4,103A
  GATX Corporation                 90        3,409
  Kansas City Southern
  Industries, Inc.                125        6,148
  Union Pacific Corporation       100        4,506
                                           -------
                                            18,166
----------------------------------------------------
Utilities -- 5.4%
  Kansas City Power & Light
  Company                          85        2,518
  TNP Enterprises, Inc.            30        1,138
  Western Resources, Inc.          92        3,059
                                           -------
                                             6,715
----------------------------------------------------
Total Common Stock                        $122,145
----------------------------------------------------
  (Identified Cost -- $79,324)
----------------------------------------------------

                              FACE        MARKET
                             AMOUNT        VALUE
----------------------------------------------------
  Repurchase Agreement -- 1.6%
----------------------------------------------------
  State Street Bank & Trust Company
     3.50%, dated 12/31/98, to be
     repurchased at $1,981 on 1/4/99
     (Collateral: $2,025 Freddie Mac
     Mortgage-backed securities,
     5.02% due 11/5/99,
     value $2,064)            $ 1,980    $   1,980
----------------------------------------------------
Total Repurchase Agreement                $  1,980
----------------------------------------------------
  (Identified Cost -- $1,980)
----------------------------------------------------
Total Investments
   At Value--  99.9%                     $ 124,125
----------------------------------------------------
  (Identified Cost -- $81,304)
----------------------------------------------------
Other Assets Less Liabilities-- 0.1%     $     125
----------------------------------------------------
Net Assets Consisting of:
  Capital shares                         $  80,390
  Undistributed
    net investment income                      362
  Undistributed net realized gains
     from security transactions and
     foreign currency transactions             677
  Net unrealized appreciation of
     investments and foreign
     currency transactions                  42,821
----------------------------------------------------
Net Assets-- 100.0%                      $ 124,250
====================================================

----------------------------------------------------
Net asset value and
    redemption price
    per share -- Class A
     ($119,626 / 6,524 shs)                 $18.34
====================================================
  Maximum offering price
    per share -- Class A
  (net asset value plus
  sales charge of 4.75%
  of offering price)                        $19.25
====================================================
  Net asset value,
    offering price and
  redemption price
  per share-- Class C
     ($2,228 / 123 shs)                     $18.03
====================================================
  Net asset value,
    offering price and
  redemption price
  per share-- Class Y
     ($2,396 / 131 shs)                     $18.31
====================================================

 A Non-dividend paying investment.
 See accompanying notes to financial statements.

                             STATEMENT OF NET ASSETS
                             -----------------------
                        BARTLETT VALUE INTERNATIONAL FUND
                                DECEMBER 31, 1998
                             (Amounts in Thousands)




                                            Market
                                 Shares      Value
----------------------------------------------------
Common Stock -- 90.2%
----------------------------------------------------
Argentina -- 5.2%
  IRSA Inversiones y
    Representaciones S.A. GDR      52      $ 1,435
  YPF Sociedad Anonima SA ADR      55        1,537
                                           -------
                                             2,972
----------------------------------------------------
Australia -- 5.0%
  Brambles Industries Ltd.         57        1,379
  National Australia Bank ADR      20        1,490
                                           -------
                                             2,869
----------------------------------------------------
Canada -- 2.0%
  Hudson's Bay Co.                 45          567
  Potash Corporation of
    Saskatchewan, Inc. ADR          9          588
                                           -------
                                             1,155
----------------------------------------------------
Finland  -- 2.7%
  Kemira Oyj                      100          712
  Metra Oyj                        48          823
                                           -------
                                             1,535
----------------------------------------------------
France -- 6.4%
  Cie de Saint Gobain               9        1,289
  Michelin                         35        1,399
  Total SA ADR                     19          950
                                           -------
                                             3,638
----------------------------------------------------
Germany -- 7.8%
  Buderus AG                        4        1,366
  DaimlerChrysler AG               16        1,545A
  Deutsche Lufthansa AG            69        1,523
                                           -------
                                             4,434
----------------------------------------------------
India -- 0.4%
  Morgan Stanley India
    Investment Fund                34          230A
----------------------------------------------------
Ireland -- 2.7%
  Allied Irish Banks PLC ADR       14        1,567
----------------------------------------------------
Italy  -- 3.3%
  Istituto Bancario San Paolo di
    Torino ADR                     53        1,894
----------------------------------------------------
Japan -- 18.9%
  Canon, Inc.                      59        1,260
  Fujitsu Ltd.                    124        1,651
  Ito-Yokado ADR                   20        1,401
  Matsumotokiyoshi                 41        1,585


                                            Market
                                 Shares      Value
----------------------------------------------------
Japan -- continued
  Matsushita Electric Industrial
   Company Ltd.                    84      $ 1,485
  Rohm Company Ltd.                12        1,092
  Secom Co., Ltd.                  22        1,822
  Sumitomo Warehouse              121          531
                                           -------
                                            10,827
----------------------------------------------------
Korea -- 1.8%
  Korea Fund, Inc.                 32          291A
  Pohang Iron & Steel Company
   Ltd. ADR                        43          726
                                           -------
                                             1,017
----------------------------------------------------
MalaysiaB -- 0.7%
  Perlis Plantations Bhd          546          392
----------------------------------------------------
Netherlands -- 2.8%
  New Holland NV ADR              116        1,590
----------------------------------------------------
Norway -- 2.7%
  Elkem ASA                        79          941
  Norsk Hydro ASA ADR              18          616
                                           -------
                                             1,557
----------------------------------------------------
Portugal -- 2.9%
  Banco Comercial Portugues, SA ADR37        1,124
  Portugal Fund Inc.               33          508
                                           -------
                                             1,632
----------------------------------------------------
Singapore -- 2.1%
  Dairy Farm International
   Holdings Ltd.                1,040        1,196
----------------------------------------------------
Spain -- 2.8%
  Repsol SA ADR                    29        1,601
----------------------------------------------------
Sweden -- 4.8%
  AGA AB                           96        1,258A
  AssiDoman Ab                     44          692
  Cardo AB                         50          820
                                           -------
                                             2,770
----------------------------------------------------
Switzerland -- 3.4%
  Novartis                          1        1,965
----------------------------------------------------
Taiwan -- 1.1%
  Taiwan Fund Inc.                 51          634
----------------------------------------------------
United Kingdom -- 10.7%
  Cadbury Schweppes PLC ADR        25        1,731
  Diageo PLC ADR                   37        1,732

                                            MARKET
                               SHARES        VALUE
----------------------------------------------------
United Kingdom -- continued
  Rio Tinto plc ADR                24      $ 1,087
  Tomkins PLC ADR                  77        1,540
                                           -------
                                             6,090
----------------------------------------------------
Total Common Stock                         $51,565
----------------------------------------------------
  (Identified Cost -- $45,987)
----------------------------------------------------
                                FACE
                               AMOUNT
----------------------------------------------------
Convertible Bond -- 2.2%
----------------------------------------------------
Canada -- 2.2%
  Magna International Inc.
   5%, 10/15/02                $1,285        1,285
----------------------------------------------------
Total Convertible Bond                    $  1,285
----------------------------------------------------
  (Identified Cost -- $1,120)
----------------------------------------------------
Repurchase Agreement -- 7.2%
----------------------------------------------------
  State Street Bank & Trust Company
   3.50%, dated 12/31/98, to be repurchased
   at $4,093 on 01/4/99 (Collateral: $4,180
   Freddie Mac Mortgage-backed securities,
   5.02% due 11/5/99, value $4,247) 4,091    4,091
----------------------------------------------------
Total Repurchase Agreement                $  4,091
----------------------------------------------------
  (Identified Cost -- $4,091)
----------------------------------------------------
Total Investments
  At Value-- 99.6%                         $56,941
----------------------------------------------------
  (Identified Cost -- $51,198)
----------------------------------------------------
Other Assets Less Liabilities -- 0.4%       $  241
----------------------------------------------------
Net Assets -- 100.0%                       $57,182
====================================================



----------------------------------------------------
  Net Assets Consisting of:
  Capital shares                           $56,130
  Distributions in excess of
    net investment income                     (822)
  Overdistributions of net realized
     gains (losses) from security
    transactions and foreign
     currency transactions                  (3,869)
  Net unrealized appreciation
    of investments and foreign
    currency transactions                    5,743
----------------------------------------------------
Net Assets-- 100.0%                        $57,182
====================================================
  Net asset value and
   redemption price
    per share -- Class A
    ($47,856 4 4,161 shs)                   $11.50
====================================================
  Maximum offering
   price per share -- Class A
   (net asset value plus
sales charge of 4.75%
of offering price)                          $12.07
====================================================
  Net asset value,
    offering price and
   redemption price
    per share -- Class C
    ($3,916 4 345 shs)                      $11.34
====================================================
  Net asset value,
    offering price and
   redemption price
    per share -- Class Y
    ($5,410 4 472 shs)                      $11.46
====================================================

A Non-dividend paying investment.

B As of September 1, 1998, the repatriation of proceeds received from the sale of Malaysian securities cannot be accomplished until at least 9/1/99. The Fund's Malaysian securities are therefore considered illiquid and are being fair valued using methods determined in good faith by the Board of Trustees.

See accompanying notes to financial statements.

                             STATEMENT OF NET ASSETS
                             -----------------------
                              BARTLETT EUROPE FUND
                                DECEMBER 31, 1998
                             (Amounts in Thousands)


                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Common Stock -- 90.7%
----------------------------------------------------
Finland -- 4.1%
  Nokia Oyj                        30     $  3,682
----------------------------------------------------
France -- 13.3%
  Accor SA                          5        1,117
  Cap Gemini SA                     9        1,500
  Castorama Dubois                  6        1,403
  Elf Aquitaine SA                 23        2,689
  Pinault-Printemps-Redoute SA     10        1,977
  STMicroelectronics               18        1,420A
  Vivendi                           7        1,878
                                           -------
                                            11,984
----------------------------------------------------
Germany -- 10.1%
  Allianz AG                        4        1,584
  DaimlerChrysler AG               25        2,483A
  Deutsche Lufthansa AG            60        1,323
  HypoVereinsbank                  14        1,110
  Mannesmann AG                    23        2,585
                                           -------
                                             9,085
----------------------------------------------------
Greece  -- 1.6%
  Alpha Credit Bank                14        1,462
----------------------------------------------------
Ireland -- 6.9%
  Allied Irish Banks plc          142        2,536
  Anglo Irish Bank Corporation
   plc                            661        1,908
  Green Property plc              307        1,781
                                           -------
                                             6,225
----------------------------------------------------
Italy -- 8.9%
  Assicurazioni Generali           42        1,734
  Istituto Nazionale delle
   Assicurazioni (INA)            675        1,782
  Olivetti S.p.A.                 717        2,493A
  Unicredito Italiano SpA         341        2,023
                                           -------
                                             8,032
----------------------------------------------------



                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Netherlands -- 8.5%
  AEGON N.V.                       17     $  2,094
  ING Groep N.V.                   21        1,249
  Koninklijke Ahold NV             51        1,892
  Koninklijke (Royal) Philips
    Electronics N.V.               19        1,261
  VNU NV                           29        1,101
                                           -------
                                             7,597
----------------------------------------------------
PORTUGAL -- 1.0%
  Portugal Telecom SA              19          855
----------------------------------------------------
SPAIN  -- 3.7%
  Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA      68        1,745
  Telefonica S.A.                  35        1,567
  Telefonica S.A.--rights          35           32
                                           -------
                                             3,344
----------------------------------------------------
Switzerland -- 7.5%
  Novartis                          2        3,966
  UBS-Union Bank of Switzerland     4        1,096
  Zurich Allied AG                  2        1,667A
                                           -------
                                             6,729
----------------------------------------------------
United Kingdom -- 25.1%
  British Aerospace PLC           295        2,510
  British Petroleum Company plc   201        2,992
  Cable & Wireless plc            130        1,590A
  Granada Group plc                67        1,174
  Kingfisher plc                  230        2,486
  Lloyds TSB Group plc             95        1,346
  National Westminster Bank PLC    82        1,587
  Railtrack Group PLC              45        1,167
  SmithKline Beecham Plc          271        3,756
  Stagecoach Holdings plc         357        1,431
  Vodafone Group plc              158        2,567
                                           -------
                                            22,606
----------------------------------------------------
Total Common Stock                         $81,601
----------------------------------------------------
  (Identified Cost -- $60,079)
----------------------------------------------------

                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Preferred Shares -- 4.8%
----------------------------------------------------
Germany -- 2.9%
  Porsche Ag                    N.M.     $     862
  SAP AG                           4         1,711
                                           -------
                                             2,573
----------------------------------------------------
Italy -- 1.9%
  Telecom Italia Mobile (TIM) SpA 373        1,757
----------------------------------------------------
Total Preferred Shares                    $  4,330
----------------------------------------------------
  (Identified Cost -- $3,452)
----------------------------------------------------
                               FACE
                              AMOUNT
----------------------------------------------------
Repurchase Agreement -- 3.2%
 State Street Bank & Trust Company
 3.50%, dated 12/31/98, to be
 repurchased at $2,845 on 1/4/99
 (Collateral: $2,910 Freddie Mac
 Mortgage-backed securities, 5.02%
    due 11/5/99, value $2,934) $2,844        2,844
----------------------------------------------------
Total Repurchase Agreement                $  2,844
----------------------------------------------------
  (Identified Cost -- $2,844)
----------------------------------------------------
Total Investments At Value -- 98.7%         $88,775
----------------------------------------------------
  (Identified Cost -- $66,375)
----------------------------------------------------
Other Assets Less Liabilities-- 1.3%       $ 1,203
----------------------------------------------------
Net Assets Consisting of:
  Capital Shares                          $ 68,345
  Distributions in excess of
    net investment income                     (836)
  Undistributed net realized
    gain on investments and
  foreign currency transactions                 66
  Unrealized appreciation of
     investments and foreign
     currency transactions                  22,403
----------------------------------------------------
Net Assets-- 100.0%                        $89,978
====================================================

----------------------------------------------------
  Net asset value,
   redemption price
    per share -- Class A
    ($57,406  / 2,318 shs)                  $24.77
====================================================
  Maximum offering price
    per share -- Class A
(net asset value plus
sales charge of 4.75%
    of offering price)                      $26.01
====================================================
  Net asset value,
    offering price and
redemption price
    per share -- Class C
    ($32,325 / 1,325 shs)                   $24.39
====================================================
  Net asset value,
    offering price and
redemption price
    per share -- Class Y
    ($247 / 10 shs)                         $24.78
====================================================

 A Non-dividend paying investment.
  N.M. Not Meaningful
  See accompanying notes to financial statements.

                             STATEMENT OF NET ASSETS
                             -----------------------
                        BARTLETT FINANCIAL SERVICES FUND
                                DECEMBER 31, 1998
                             (Amounts in Thousands)


                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Common Stock -- 99.4%
----------------------------------------------------
Brokerage Firms -- 5.9%
  A.G. Edwards, Inc.                7        $ 261
  EVEREN Capital Corporation       10          228
  Morgan Keegan, Inc.              11          207
  Paine Webber Group Inc.           6          220
  Ragen Mackenzie Group Incorporated11         131A
  Raymond James Financial, Inc.    12          253
                                           -------
                                            1,300
----------------------------------------------------
Finance -- 1.1%
  Financial Federal Corporation    10         247A
----------------------------------------------------
Financial Technology Companies-- 8.4%
  DST Systems, Inc.                 4         200A
  Fiserv, Inc.                      5         257A
  HNC Software Inc.                 6         243A
  INSpire Insurance Solutions, Inc. 6         101A
  Jack Henry & Associates, Inc.     4         199
  SunGard Data Systems Inc.         7         258A
  The BISYS Group, Inc.             5         273A
  Transaction Systems
   Architects, Inc.                 6         310A
                                           -------
                                            1,841
----------------------------------------------------
Insurance -- 9.7%
  American Bankers Insurance
   Group, Inc.                      6         266
  Jefferson-Pilot Corporation       3         225
  Nationwide Financial
   Services, Inc.                   5         279
  Protective Life Corporation       8         299
  ReliaStar Financial Corp.         7         314
  SunAmerica Inc.                   3         268
  The Progressive Corporation       2         254
  UNUM Corporation                  4         233
                                           -------
                                            2,138
----------------------------------------------------
Miscellaneous -- 22.4%
  Abbott Laboratories               5         245
  American Stores Company           7         259
  Bergen Brunswig Corporation       8         279
  Campbell Soup Company             5         247
  CVS Corporation                   5         247
  Dean Foods Company                5         212
  Eli Lilly and Company             3         276
Miscellaneous
  Furniture Brands
   International, Inc.             10         259A
  Hannaford Bros. Co.               5         238
  Hershey Foods Corporation         4         274
  Hillenbrand Industries, Inc.      5         256
  Hooper Holmes, Inc.               8         217
  Johnson & Johnson                 3         260
  Maytag Corporation                4         268
  Medtronic, Inc.                   3         238
  Pfizer Inc.                       2         251
  Riviana Foods, Inc.               6         148
  Safeway Inc.                      5         274A
  Walgreen Co.                      5         264
  Wm. Wrigley Jr. Company           3         224
                                           -------
                                            4,936
----------------------------------------------------
Regional Banks -- 39.8%
  AmSouth Bancorporation            6          265
  Associated Banc-Corp              5          171
  BancWest Corporation              5          216
  Bank of Commerce                 10          167
  BB&T Corporation                  6          254
  Cascade Bancorp                   7          123
  CCB Financial Corporation         5          256
  Centennial Bancorp               12          225A
  Centura Banks, Inc.               3          245
  Colorado Business
   Bankshares, Inc.                10          109A
  Commerce Bancshares, Inc.         7          276
  Community First Bankshares, Inc. 10          211
  Crestar Financial Corporation     4          252
  Cullen/Frost Bankers, Inc.        4          225
  Fifth Third Bancorp               4          250
  First American Corporation        6          266
  First Security Corporation       10          234
  Firstar Corporation               3          308
  Greater Bay Bancorp               6          216
  Hibernia Corporation             10          174
  Marshall and IIsley Corporation   4          205
  Mercantile Bancorporation Inc.    6          277
  Mid-State Bancshares              7          196A

                                            MARKET
                                 SHARES      VALUE
----------------------------------------------------
Regional Banks -- continued
  Mississippi Valley
   Bancshares, Inc.                 4       $  135
  North Fork Bancorporation, Inc.  12          287
  Pacific Century Financial
   Corporation                     10          244
  Santa Barbara Bancorp             7          180
  Seacoast Banking Corporation
      of Florida                    6          170
  SierraWest Bancorp                9          211
  Silicon Valley Bancshares         8          136
  SouthTrust Corporation            6          233
  Southwest Bancorporation of
      Texas, Inc.                  11          197A
  State Street Corporation          4          243
  Summit Bancorp                    6          240
  TCF Financial Corporation        12          278
  Texas Regional Bancshares, Inc.   8          200
  West Coast Bancorp                9          189
  Westamerica Bancorporation        5          184
  Western Bancorp                   8          219
  Zions Bancorporation              5          312
                                           -------
                                             8,779
----------------------------------------------------
Savings and Loan -- 4.7%
  First Washington Bancorp, Inc.    7          168
  FirstBank Corp.                  12          179
  Harbor Florida Bancshares, Inc.  15          168
  Peoples Heritage Financial
    Group, Inc.                    11          220
  Washington Mutual, Inc.           8          305
                                           -------
                                             1,040
----------------------------------------------------
Super- Regional Banks --7.4%
  BankAmerica Corporation           4          253
  Fleet Financial Group, Inc.       7          290
  National City Corporation         3          239
  Northern Trust Corporation        3          244
  U.S. Bancorp                      9          320
  Wells Fargo Company               7          280
                                           -------
                                             1,626
----------------------------------------------------
Total Common Stock                         $21,907
----------------------------------------------------
  (Identified Cost -- $20,890)
----------------------------------------------------
Total Investments
   At Value--  99.4%                      $ 21,907
----------------------------------------------------
  (Identified Cost -- $20,890)
----------------------------------------------------
Other Assets Less Liabilities-- 0.6%      $    142
----------------------------------------------------
Net Assets Consisting of:
  Capital shares                          $ 21,032
  Net unrealized appreciation
    of investments                           1,017
----------------------------------------------------
Net Assets-- 100.0%                        $22,049
====================================================
  Net asset value and
     redemption price
per share -- Class A
($7,451 / 704 shs)                          $10.58
====================================================
  Maximum offering price
     per share -- Class A
(net asset value plus
sales charge of 4.75%
of offering price)                          $11.11
====================================================
  Net asset value,
    offering price and
  redemption price
  per share -- Class C
    ($14,598 / 1,381 shs)                    $10.57
====================================================

 A Non-dividend paying investment.
 N.M. Not Meaningful
 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                            ------------------------
                      For the year ended December 31, 1998
                             (Amounts in Thousands)

                                                                       Bartlett Value        Bartlett          Bartlett
                                                      Bartlett          International         Europe          Financial
                                                  Basic Value Fund          Fund               Fund         Services Fund
------------------------------------------------------------------------------------------------------------------------
   Investment Income:
------------------------------------------------------------------------------------------------------------------------
        Dividends                                      $2,665               $1,745              $1,186         $    32
        Less foreign taxes withheld                        (9)                (177)               (136)             --
        Interest                                          140                  --                  184               2
------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                              2,796                1,568               1,234              34
------------------------------------------------------------------------------------------------------------------------
   Expenses:
------------------------------------------------------------------------------------------------------------------------
        Investment advisory fees                          988                  936                 734              20
        Distribution and service fees                     335                  191                 276              14
        Custodian fees                                     87                  133                 187               4
        Legal and audit fees                               47                   43                  48               3
        Trustees' fees                                     41                   39                  48              --
        Registration fees                                  32                   28                  33              --
        Reports to shareholders                            26                   19                  38              --
        Transfer agent and shareholder
          servicing expense                                22                   16                  44               1
        Other expenses                                      7                    1                  64              --
        Less expenses waived                             (161)                (103)                (59)             (3)
------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                       1,424                1,303               1,413              39
------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                         1,372                  265                (179)             (5)
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss):
        Realized gain (loss) on:
          Investments                                   4,845               (2,633)             13,020              --
          Foreign currency transactions                  N.M.                   (7)                 54              --
        Change in unrealized appreciation of:
          Investments                                  (1,760)                (469)             10,376           1,017
          Assets and liabilities denominated
            in foreign currencies                        N.M.                    2                 (16)             --
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss)                                     3,085               (3,107)             23,434           1,017
------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting
        from Operations                                $4,457              $(2,842)            $23,255          $1,012
========================================================================================================================

   N.M.  Not meaningful

   See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                            BARTLETT BASIC VALUE FUND
                             (Amounts in Thousands)

                                                              YEAR              NINE MONTHS            YEAR
                                                              ENDED                ENDED               ENDED
                                                            12/31/98             12/31/97A            3/31/97
------------------------------------------------------------------------------------------------------------------------
   From Operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                            $ 1,372             $ 1,061              $ 1,501
     Net realized gain (loss) on investments and foreign
       currency transactions                                   4,845              22,534               14,218
     Change in unrealized appreciation/depreciation
       of investments and assets and liabilities denominated
       in foreign currencies                                  (1,760)             13,090               (1,663)
   Change in net assets resulting
      from operations                                          4,457              36,685               14,056
------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                           (889)             (1,339)              (1,781)
       Class C shares                                             (8)                 (1)                 N/A
       Class Y shares                                            (16)                (20)                 N/A
     From net realized gains on security transactions:
       Class A shares                                         (7,398)            (27,451)              (8,971)
       Class C shares                                           (128)                 (7)                 N/A
       Class Y shares                                           (144)               (518)                 N/A
------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                           (8,583)            (29,336)             (10,752)
------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                         11,170               5,649               38,457
       Class C shares                                          2,334                 392                  N/A
       Class Y shares                                            153               2,501                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                          8,032              28,078               10,364
       Class C shares                                            135                   8                  N/A
       Class Y shares                                            160                 538                  N/A
     Payment for shares redeemed:
       Class A shares                                        (28,706)            (27,524)             (58,553)
       Class C shares                                           (526)                (10)                 N/A
       Class Y shares                                           (234)               (331)                 N/A
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund share
     transactions                                             (7,482)              9,301               (9,732)
------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                      (11,608)             16,650               (6,428)
   Net Assets:
      Beginning of year                                      135,858             119,208              125,636
------------------------------------------------------------------------------------------------------------------------
      End of year                                           $124,250            $135,858             $119,208
------------------------------------------------------------------------------------------------------------------------
   Under/(over) distributed net investment income             $  362           $     (90)               $ 210
========================================================================================================================

A The year end for Bartlett Basic Value Fund was changed from March 31 to
  December 31.

   See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                        BARTLETT VALUE INTERNATIONAL FUND
                             (Amounts in Thousands)

                                                              YEAR              NINE MONTHS           YEAR
                                                              ENDED                ENDED               ENDED
                                                            12/31/98             12/31/97A            3/31/97
------------------------------------------------------------------------------------------------------------------------
   From Operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           $    265             $   244              $   486
     Net realized gain (loss) on investments and foreign
       currency transactions                                  (2,640)              7,326                5,035
     Change in unrealized appreciation/depreciation
       of investments and assets and liabilities denominated
       in foreign currencies                                    (467)             (5,257)               5,827
   Change in net assets resulting
      from operations                                         (2,842)              2,313               11,348
------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                           (947)               (973)                (486)
       Class C shares                                            (46)                (11)                 N/A
       Class Y shares                                            (94)               (326)                 N/A
     In excess of net investment income                           --                  --                  (47)
     From net realized gains on security transactions:
       Class A shares                                         (1,860)             (6,780)              (4,403)
       Class C shares                                           (128)                (54)                 N/A
       Class Y shares                                           (260)             (1,741)                 N/A
------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                           (3,335)             (9,885)              (4,936)
------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          7,184              27,946               37,235
       Class C shares                                          3,966                 994                  N/A
       Class Y shares                                            328              20,134                  N/A
     Net asset value of shares issued in reinvestment of
       shareholder distributions:
       Class A shares                                          2,519               6,969                3,770
       Class C shares                                            163                  65                  N/A
       Class Y shares                                            203               2,067                  N/A
     Payment for shares redeemed:
       Class A shares                                        (25,562)            (46,911)             (35,484)
       Class C shares                                           (639)                (55)                 N/A
       Class Y shares                                         (7,430)             (4,983)                 N/A
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share
     transactions                                            (19,268)              6,226                5,521
------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                      (25,445)             (1,346)              11,933
   Net Assets:
      Beginning of year                                       82,627              83,973               72,040
------------------------------------------------------------------------------------------------------------------------
      End of year                                            $57,182            $ 82,627             $ 83,973
------------------------------------------------------------------------------------------------------------------------
   Under/(over) distributed net investment income            $  (822)           $ (1,081)                 $--
========================================================================================================================

A The year end for Bartlett Value International Fund was changed from March 31 to December 31.

   See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                              BARTLETT EUROPE FUND
                             (Amounts in Thousands)

                                                                                   Year                Year
                                                                                   Ended               Ended
                                                                                 12/31/98            12/31/97A
------------------------------------------------------------------------------------------------------------------------
   From Operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                $  (179)           $    (104)
     Net realized gain (loss) on investments and foreign currency transactions    13,074               19,781
     Change in unrealized appreciation of investments
       and assets and liabilities denominated in foreign currencies               10,360               (6,859)
------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                                             23,255               12,818
------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------
     From net income:
       Class A shares                                                               (862)                  --
       Class C shares                                                               (355)                  --
       Class Y shares                                                                 (4)                  --
     From net realized gains on security transactions:
       Class A shares                                                             (8,621)             (16,941)
       Class C shares                                                             (4,213)                 (49)
       Class Y shares                                                                (31)              (1,741)
------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions to shareholders                     (14,086)             (18,731)
------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                                             10,886                1,137
       Class C shares                                                             33,629                  328
       Class Y shares                                                                219                7,693
     Net asset value of shares issued in reinvestment of shareholder distributions:
       Class A shares                                                              6,156               19,433
       Class C shares                                                              4,541                   49
       Class Y shares                                                                 35                1,741
     Payment for shares redeemed:
       Class A shares                                                            (20,632)             (34,844)
       Class C shares                                                             (4,162)                 (35)
       Class Y shares                                                            (10,443)                 N/A
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share transactions                          20,229               (4,498)
------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                                           29,398              (10,411)
   Net Assets:
      Beginning of year                                                           60,580               70,991
------------------------------------------------------------------------------------------------------------------------
      End of year                                                               $ 89,978            $  60,580
------------------------------------------------------------------------------------------------------------------------
   Under/(over) distributed net investment income                              $    (836)             $    --
========================================================================================================================

A Includes financial information for Bartlett Europe Fund and its predecessor, Worldwide Value Fund (See note 8).

    See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                        BARTLETT FINANCIAL SERVICES FUND
                             (Amounts in Thousands)

                                                                                                      PERIOD
                                                                                                       ENDED
                                                                                                     12/31/98A
------------------------------------------------------------------------------------------------------------------------
   From Operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                                       $ (5)
     Net realized gain (loss) on investments and foreign
       currency transactions                                                                               --
     Change in unrealized appreciation of investments
       and assets and liabilities denominated
       in foreign currencies                                                                            1,017
------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                                                                   1,012
------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                                                                   7,112
       Class C shares                                                                                  14,009
       Class Y shares                                                                                      --
     Net asset value of shares issued in reinvestment of shareholder distributions:
       Class A shares                                                                                      --
       Class C shares                                                                                      --
       Class Y shares                                                                                      --
     Payment for shares redeemed:
       Class A shares                                                                                     (15)
       Class C shares                                                                                     (70)
       Class Y shares                                                                                      --
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund share
     transactions                                                                                      21,036
------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                                                                22,048
   Net Assets:
      Beginning of period                                                                                   1
------------------------------------------------------------------------------------------------------------------------
      End of period                                                                                   $22,049
------------------------------------------------------------------------------------------------------------------------
   Under/(over) distributed net investment income                                                     $    --
========================================================================================================================

A For the period November 16, 1998 (commencement of operations) to December 31,
  1998.

   See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                            BARTLETT BASIC VALUE FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Investment Operations                    Distributions
                                      -------------------------------------   ------------------------------------

                            Net Asset             Net Realized      Total        From       From                    Net Asset
                              Value,      Net    and Unrealized     From          Net        Net                     Value,
                          Beginning   Investment    Gains on     Investment   Investment  Realized       Total       End of
                           of Year      Income     Investments   Operations     Income      Gains    Distributions    Year
------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998                      $18.95      $0.20b         $0.48       $0.68       $(0.14)     $(1.15)     $(1.29)       $18.34
  Nine Months Ended
  Dec. 31, 1997A             18.33       0.19B          5.59        5.78        (0.22)      (4.94)      (5.16)        18.95
  Years Ended March 31,
  1997                       17.94       0.22           1.82        2.04        (0.26)      (1.39)      (1.65)        18.33
  1996                       15.39       0.30           3.32        3.62        (0.24)      (0.83)      (1.07)        17.94
  1995                       14.89       0.27           1.53        1.80        (0.27)      (1.03)      (1.30)        15.39
  1994                       14.76       0.22           0.28        0.50        (0.23)      (0.14)      (0.37)        14.89

Class C Shares
  Years Ended Dec. 31,
  1998                      $18.75      $0.10C         $0.41       $0.51       $(0.08)      $(1.15)     $(1.23)      $18.03
  1997F                      22.84       0.24C          0.88        1.12        (0.27)      (4.94)      (5.21)        18.75

Class Y Shares
  Years Ended Dec. 31,
  1998                      $18.87      $0.25D         $0.47       $0.72       $(0.13)      $(1.15)     $(1.28)      $18.31
  1997G                      21.92       0.18D          1.94        2.12        (0.23)      (4.94)      (5.17)        18.87
------------------------------------------------------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data
                           -----------------------------------------------------------------
                                                      Net
                                                  Investment                    Net Assets,
                                      Expenses    Income(Loss)    Portfolio       End of
                            Total    to Average    to Average     Turnover         Year
                           ReturnE   Net Assets    Net Assets       Rate      (in thousands)
--------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998                      3.76%      1.08%B        1.05%B          28%         $119,626
  Nine Months Ended
  Dec. 31, 1997A           33.14%H     1.13%B,I      1.15%B,I        42%I         133,076
  Years Ended March 31,
  1997                     11.30%      1.16%         1.18%           23%          119,208
  1996                     24.05%      1.17%         1.79%           25%          125,636
  1995                     12.67%      1.20%         1.81%           26%          102,721
  1994                      3.42%      1.20%         1.48%           33%           94,289

Class C Shares
  Years Ended Dec. 31,
  1998                      2.96%      1.90%C        0.29%C          28%         $  2,228
  1997F                     6.07%H     1.90%C,I      1.11%C,I        42%I             395

Class Y Shares
  Years Ended Dec. 31,
  1998                      3.99%      0.82%D        1.31%D          28%         $  2,396
  1997G                    10.97%H     0.86%D,I      1.51%D,I        42%I           2,387
--------------------------------------------------------------------------------------------

A The year end for Bartlett Basic Value Fund was changed from March 31 to
  December 31.

B Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.19%; 1998, 1.20%.

C Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.00%; 1998, 2.02%.

D Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 0.96%; 1998, 0.94%.

E Excluding sales charge

F For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.

G For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

H Not annualized

I Annualized

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                        BARTLETT VALUE INTERNATIONAL FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Investment Operations                    Distributions
                                      -------------------------------------   -----------------------------------------------------

                            Net Asset             Net Realized      Total        From       In Excess        From
                              Value,      Net    and Unrealized     From          Net         of Net          Net
                          Beginning   Investment    Gains on     Investment   Investment    Investment     Realized       Total
                           of Year      Income     Investments   Operations     Income        Income         Gains    Distributions
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998                  $    12.45     $(0.02)C    $  (0.35)      $ (0.37)     $(0.20)     $     --        $ (0.38)    $  (0.58)
  Nine Months Ended
  Dec. 31, 1997A             13.64       0.05C         0.31          0.36       (0.17)           --          (1.38)       (1.55)
  Years Ended March 31,
  1997                       12.59       0.08          1.81          1.89       (0.08)        (0.01)         (0.75)       (0.84)
  1996                       11.64       0.13          1.33          1.46       (0.13)        (0.01)         (0.37)       (0.51)
  1995                       12.46       0.09         (0.21)        (0.12)      (0.09)           --          (0.61)       (0.70)
  1994                       10.08       0.07B         2.38          2.45       (0.07)           --             --        (0.07)

Class C Shares
  Years Ended Dec. 31,
  1998                   $   12.30     $ 0.10D$       (0.55)      $ (0.45)     $(0.13)           --        $ (0.38)    $  (0.51)
  1997G                      15.70       0.08D        (1.82)        (1.74)      (.028)           --          (1.38)       (1.66)

Class Y Shares
  Years Ended Dec. 31,
  1998                   $   12.33     $(0.37)E       $0.04       $ (0.33)     $(0.16)           --        $ (0.38)    $  (0.54)
  1997H                      15.27      (0.11)E       (1.21)        (1.32)      (0.24)           --          (1.38)       (1.62)
------------------------------------------------------------------------------------------------------------------------------------


                                                         Ratios/Supplemental Data
                                   -----------------------------------------------------------------
                                                              Net
                         Net Asset                        Investment                    Net Assets,
                          Value,              Expenses    Income(Loss)    Portfolio       End of
                          End of    Total    to Average    to Average     Turnover         Year
                           Year    ReturnE   Net Assets    Net Assets       Rate      (in thousands)
----------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998                  $  11.50    (2.88)%     1.73%C        0.37%C         27%          $47,856
  Nine Months Ended
  Dec. 31, 1997A           12.45     2.79%I     1.78%C, J     0.49%C, J      44% J         68,648
  Years Ended March 31,
  1997                     13.64    15.45%      1.81%         0.62%          31%           83,973
  1996                     12.59    12.76%      1.83%         1.06%          38%           72,041
  1995                     11.64    (1.18)%     1.83%         0.80%          24%           57,664
  1994                     12.46    24.42%      1.88%B        0.55%B         19%           49,607

Class C Shares
  Years Ended Dec. 31,
  1998                  $  11.34    (3.64)%     2.55%D       (0.55)%D        27%          $ 3,916
  1997G                    12.30   (10.87)%I    2.55%D, J    (1.68)%D, J     44% J            895

Class Y Shares
  Years Ended Dec. 31,
  1998                  $  11.46    (2.65)%     1.47%E        0.61%E         27%          $ 5,410
  1997H                    12.33    (8.38)%I    1.44%E, J    (0.75)%E, J     44% J         13,084
----------------------------------------------------------------------------------------------------

A The year end for Bartlett Value International Fund was changed from March 31 to December 31.

B The Advisor has periodically absorbed expenses of the Bartlett Value
  International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been 0.49% for the period ended March 31, 1994.

C Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.95%; 1998, 1.87%.

D Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.70%; 1998, 2.69%.

E Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.59%; 1998, 1.61%.

F Excluding sales charge

G For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

H For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

I Not annualized

J Annualized

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                              BARTLETT EUROPE FUND(A)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  Investment Operations                           Distributions
                                      -------------------------------------------   --------------------------------------

                                                    Net Realized
                                                   and Unrealized
                          Net Asset       Net     Gains (Losses) on       Total        From         From
                            Value,    Investment  Investments and         From          Net          Net
                          Beginning     Income    Foreign Currency     Investment   Investment    Realized       Total
                           of Year      (Loss)     Transactions        Operations     Income        Gains    Distributions
-----------------------------------------------------------------------------------------------------------------------------
Class A SharesA
  Years Ended Dec. 31,
  1998                      $20.97     $ 0.02B$      $ 8.52             $ 8.54       $(0.43)      $ (4.31)     $ (4.74)
  1997                       24.24      (0.05)B        4.11               4.06           --         (7.33)       (7.33)
  1996                       21.13       0.02          6.34               6.36           --         (3.25)       (3.25)
  1995                       17.68       0.01          3.50               3.51        (0.06)           --        (0.06)
  1994                       18.46      (0.03)        (0.75)             (0.78)          --            --           --

Class C Shares
  Years Ended Dec. 31,
  1998                      $20.86     $ 0.11C       $ 8.09             $ 8.20       $(0.36)      $ (4.31)     $ (4.67)
  1997F                      26.56      (0.10)C        0.23               0.13           --         (5.83)       (5.83)

Class Y Shares
  Years Ended Dec. 31,
  1998                      $21.01     $ 0.22D       $ 8.37             $ 8.59       $(0.51)      $ (4.31)     $ (4.82)
  1997G                      25.61      (0.04)D        1.27               1.23           --         (5.83)       (5.83)
-----------------------------------------------------------------------------------------------------------------------------


                                                           Ratios/Supplemental Data
                                      -----------------------------------------------------------------


                                                                 Net
                            Net Asset                        Investment                    Net Assets,
                             Value,              Expenses    Income(Loss)    Portfolio       End of
                             End of    Total    to Average    to Average     Turnover         Year
                              Year    ReturnE   Net Assets    Net Assets       Rate      (in thousands)
-------------------------------------------------------------------------------------------------------
Class A SharesA
  Years Ended Dec. 31,
  1998                      $24.77     41.9%      1.81%B       (0.10)%B       103%         $57,406
  1997                       20.97     17.5%      1.90%B       (0.12)%B       123%          52,253
  1996                       24.24     31.5%      2.00%         0.10%         109%          70,991
  1995                       21.13     19.9%      2.10%         0.10%         148%          62,249
  1994                       17.68     (4.2)%     2.10%          --            75%          53,135

Class C Shares
  Years Ended Dec. 31,
  1998                      $24.39     40.5%      2.51%C       (1.15)%C       103%         $32,325
  1997F                      20.86      0.7%H     2.50%C, I    (1.79)%C, I    123%             302

Class Y Shares
  Years Ended Dec. 31,
  1998                      $24.78     42.5%      1.55%D        1.31%D        103%           $ 247
  1997G                      21.01      4.9%H     1.31%D, I    (0.60)%D, I    123%           8,025
-------------------------------------------------------------------------------------------------------

A The financial information in this table for the years ended December 31, 1994 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 21, 1997, the Worldwide Value Fund operated as a closed-end fund (See note 8).

B The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 21, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.08%; 1998, 1.89%.

C Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.68%; 1998, 2.59%.

D Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.49%; 1998, 1.63%.

E Excluding sales charge

F For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

G For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

H Not annualized

I Annualized

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                        BARTLETT FINANCIAL SERVICES FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Investment Operations                       Distributions
                                      -------------------------------------   ----------------------------------------
                           Net Asset              Net Realized      Total        From           From                   Net Asset
                            Value,        Net    and Unrealized     From          Net            Net                    Value,
                          Beginning   Investment    Gains on     Investment   Investment      Realized       Total      End of
                           of Period    Income     Investments   Operations     Income          Gains    Distributions  Period
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998D                     $10.00      $ -- B       $ 0.58        $ 0.58       $  --          $  --        $  --       $10.58

Class C Shares
  Year Ended Dec. 31,
  1998D                     $10.00      $ (0.01)C    $ 0.58        $ 0.57       $  --          $  --        $  --       $10.57
---------------------------------------------------------------------------------------------------------------------------------



                                                   Ratios/Supplemental Data
                           -----------------------------------------------------------------
                                                      Net
                                                  Investment                    Net Assets,
                                      Expenses    Income(Loss)    Portfolio       End of
                            Total    to Average    to Average     Turnover        Period
                           ReturnE   Net Assets    Net Assets       Rate      (in thousands)
--------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31,
  1998D                     5.80%E    1.50%B,F      0.22%B,F         --           $ 7,451

Class C Shares
  Year Ended Dec. 31,
  1998D                     5.70%E    2.25%C,F     (0.11)%C,F        --           $14,598
--------------------------------------------------------------------------------------------

A Excluding sales charge

B Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.65%.

C Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.40%.

D For the period November 16, 1998 (commencement of operations of each class) to December 31, 1998.

E Not annualized

F Annualized

See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                December 31, 1998
                             (Amounts in Thousands)

[1] SIGNIFICANT ACCOUNTING POLICIES - Bartlett Capital Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Services Fund (each a "Fund").
     Each Fund consists of three classes of shares:
Class A offered since 1983 for Basic Value, since 1989 for Value International, since 1997 for Europe Fund and since November 16, 1998 for Financial Services Fund; Class C offered since 1997 for Basic Value Fund, Value International Fund and Europe Fund and since November 16, 1998 for Financial Services Fund; and Class Y offered to certain institutional investors since 1997 for Basic Value Fund, Value International Fund and Europe Fund. As of the date of this report, Class Y shares of Financial Services Fund have no operating history.
     The income and expenses of each of these Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
     Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange (NYSE). On July 21, 1997, Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc.
     The following is a summary of the investment objectives followed by the
Funds:
     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("Adviser") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.
     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.
     Bartlett Europe Fund seeks long-term growth of capital by investing at least 65% of its total assets in equity securities of European issuers that its sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued.
     Bartlett Financial Services Fund seeks long-term growth of capital by investing primarily in securities of issuers in the financial services industry which its sub-adviser, Gray, Seifert & Co., Inc., ("Gray, Seifert") believes are attractively priced relative to their intrinsic value.
     The following is a summary of the significant accounting policies of Bartlett Capital Trust:
     Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or the respective sub-adviser, under authority delegated by the Board of Trustees.
     Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.
     Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
     (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

     INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Basic Value and Value International, and annually for Europe Fund and Financial Services Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.
     SECURITY TRANSACTIONS - Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
     At December 31, 1998, receivables for securities sold but not yet settled and payables for securities purchased but not yet settled for each Fund were as follows:

                                                                   FINANCIAL
                          BASIC          VALUE         EUROPE      SERVICES
                          VALUE      INTERNATIONAL      FUND         FUND
-----------------------------------------------------------------------------
Receivable for
Securities Sold          $382           $ 20            $--        $  --
-----------------------------------------------------------------------------
Payable for
Securities Purchased      540             --             --          549
-----------------------------------------------------------------------------

     FEDERAL INCOME TAXES - No provision for federal income or excise taxes is required since each Fund intends to qualify or to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders. Value International has unused capital loss carryforwards for federal income tax purposes of $3,503 which will expire in 2006.
     USE OF ESTIMATES - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

[2] INVESTMENT TRANSACTIONS
For the year ended December 31, 1998, investment transactions (excluding short-term securities) were as follows:

                                                                   FINANCIAL
                          BASIC          VALUE         EUROPE      SERVICES
                          VALUE      INTERNATIONAL      FUND         FUND
--------------------------------------------------------------------------------
Purchases of
  investment securities  $35,529         $18,562       $71,021      $20,890

--------------------------------------------------------------------------------
 Proceeds from sales
  and maturities of
investment securities    $46,457         $39,712       $70,936      $    --
--------------------------------------------------------------------------------

     At December 31, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:
                                                                       FINANCIAL
                              BASIC          VALUE         EUROPE      SERVICES
                              VALUE      INTERNATIONAL      FUND         FUND
--------------------------------------------------------------------------------
Unrealized appreciation      $45,187       $10,335        $23,008       $ 1,359
Unrealized depreciation       (2,366)       (6,200)        (1,559)         (342)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)             $42,821       $ 4,135        $21,449       $ 1,017

--------------------------------------------------------------------------------
Federal income tax cost
  of investments             $81,304       $52,806        $67,326       $20,890

--------------------------------------------------------------------------------

[3] REPURCHASE AGREEMENTS
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

[4] OPTIONS AND FUTURES
As part of their investment programs, Basic Value, Value International and Europe Fund may utilize options and futures. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

     When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                                              IMPACT ON THE FUND:

The option expires                                             Realize a loss in the amount of the cost of the option.
------------------------------------------------------------------------------------------------------------------------

The option is closed through a closing                         Realize a gain or loss depending on whether the
sale transaction                                               sale transaction proceeds from the closing are greater
                                                               or less than the cost of the option.
------------------------------------------------------------------------------------------------------------------------

The Fund exercises a                                           The cost of the security purchased through the exercise of
call option                                                    the option will be increased by the premium originally paid to purchase the option.
------------------------------------------------------------------------------------------------------------------------

The Fund exercises                                             Realize a gain or loss from the sale of the underlying
a put option                                                   security. The proceeds of that sale will be reduced by
                                                               the premium originally paid to purchase the put option.
------------------------------------------------------------------------------------------------------------------------

WRITTEN OPTION:                                                IMPACT ON THE FUND:

The option expires                                             Realize a gain equal to the amount of the premium
                                                               received.
------------------------------------------------------------------------------------------------------------------------

The option is closed through a closing                         Realize a gain or loss without regard to any unrealized
purchasing transaction                                         gain or loss on the underlying security and eliminate
                                                               the option liability. The Fund will realize a loss in
                                                               this transaction if the cost of the closing purchase
                                                               exceeds the premium received when the option was written.
------------------------------------------------------------------------------------------------------------------------

A written call option is exercised by the                      Realize a gain or loss from the sale of the underlying
option purchaser                                               security. The proceeds of that sale will be increased by
                                                               the premium originally received when the option was
                                                               written.
------------------------------------------------------------------------------------------------------------------------

A written put option is exercised by the                       The amount of the premium originally received will
option purchaser                                               reduce the cost of the security that the Fund purchased
                                                               when the option was exercised.
------------------------------------------------------------------------------------------------------------------------

     There were no options written during the year ended December 31, 1998.
     Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
     The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
     The Funds enter into futures contracts as a hedge against currency risks. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
     There were no open futures contracts at December 31, 1998.

[5] FINANCIAL INSTRUMENTS
EMERGING MARKET SECURITIES - Value International and Europe Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.
     FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.
     For the year ended December 31, 1998, Basic Value, Value International, and Bartlett Europe had not entered into any forward currency contracts.

[6] LINE OF CREDIT
The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1998, the Funds had no borrowings under the line of credit.

[7] Transactions with Affiliates and Related Parties
        The officers of the Trust are shareholders or employees of the Adviser or Legg Mason Wood Walker, Incorporated ("LMWW"). LMWW is affiliated with the Adviser through their common parent company, Legg Mason, Inc. The Adviser became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments were managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Adviser paid all of the expenses of Basic Value and Value International except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each of those Funds paid the Adviser a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000 and 1% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000 and 1.25% of such assets in excess of $200,000.
     The Worldwide Value Fund, Inc. ("Worldwide", predecessor to Europe Fund) had an investment advisory agreement with Lombard Odier for which Lombard Odier received a monthly fee at an annual rate of 1% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million. Lombard Odier managed Worldwide's portfolio from its inception in 1986.

     Worldwide had an administration contract with Legg Mason Fund Adviser, Inc. ("LMFA") for which LMFA received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.
     On July 15, 1997, the shareholders of the Trust approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser receives for its services an advisory fee from each Fund, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.
     The Adviser has agreed to waive its fees to the extent each Fund's expenses attributable to Class A, C and Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of advisory fees and expense limits.

                                                               FINANCIAL
                         BASIC         VALUE        EUROPE     SERVICES
                         VALUE     INTERNATIONAL     FUND       FUND
--------------------------------------------------------------------------------
Advisory Fee             0.75%         1.25%         1.00%       1.00%

================================================================================
 Expense Limitation
  Class A                1.15%         1.80%         1.85%       1.50%
  Class C                1.90%         2.55%         2.60%       2.25%
  Class Y                0.90%         1.55%         1.60%       1.25%
================================================================================

     Fees in excess of these limits will be waived through May 1, 2000. For all classes of the Funds, advisory fees waived for the year ended December 31, 1998 and amounts due to the Adviser at December 31, 1998 were as follows:

                                                               FINANCIAL
                         BASIC         VALUE        EUROPE     SERVICES
                         VALUE     INTERNATIONAL     FUND       FUND
--------------------------------------------------------------------------------
Advisory Fees Waived     $161          $103          $59         $3

================================================================================
 Advisory Fees Payable     53            51           61         13
================================================================================

     Lombard Odier serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier receives from the Adviser (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Europe Fund under the Agreement, taking into account any fee waiver arrangements in effect.
     Gray, Seifert serves as investment sub-adviser to Financial Services Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Gray, Seifert receives from the Adviser (not Financial Services Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Financial Services Fund under the Agreement, taking into account any fee waiver arrangements in effect.
     LM Financial Partners, Inc., distributor of the Funds, and an affiliate of the Adviser, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly.
     LMWW has an agreement with the funds' transfer agent to assist it with some of its duties. For this assistance, LMWW was paid the following amounts by the transfer agent for the year ended December 31, 1998: Basic Value, $7; Value International, $5; Europe Fund, $12; and Financial Services Fund, $0.

[8] REORGANIZATION OF WORLDWIDE VALUE FUND, INC.
        On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

[9] FUND SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of four series, consisting of the Funds, have been authorized. The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Share transactions are shown on the following page.


                                                                  REINVESTMENT
                                                SOLD            OF DISTRIBUTIONS      REPURCHASED         NET CHANGE
                                          ----------------      ----------------   -----------------   -----------------
                                          SHARES    AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT   SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------------
BASIC VALUE
 -- Class A Shares
     Year Ended December 31, 1998           602   $ 11,170       447     $ 8,032   (1,547)  $ (28,706)  (498)     $(9,504)
     Period Ended December 31, 1997A        273      5,649     1,550      28,078   (1,305)    (27,524)   518        6,203

 -- Class C Shares
     Year Ended December 31, 1998           124      2,334         7         135      (29)       (526)   102        1,943
     Period Ended December 31, 1997B         21        392         1           8       (1)        (10)    21          390

 -- Class Y Shares
     Year Ended December 31, 1998             7        153         9         160      (12)       (234)     4          79
     Period Ended December 31, 1997C        112      2,501        30         538      (15)       (331)   127       2,708

VALUE INTERNATIONAL
 -- Class A Shares
     Year Ended December 31, 1998           583      7,184       220       2,519   (2,158)    (25,562)(1,355)    (15,859)
     Period Ended December 31, 1997A      1,960     27,946       565       6,969   (3,164)    (46,911)  (639)    (11,996)

 -- Class C Shares
     Year Ended December 31, 1998           313      3,966        15         163      (56)       (639)   272       3,490
     Period Ended December 31, 1997D         72        994         5          65       (4)        (55)    73       1,004

 -- Class Y Shares
     Year Ended December 31, 1998            20        328        18         203     (627)     (7,430)  (589)     (6,899)
     Period Ended December 31, 1997C      1,295     20,134       170       2,067     (404)     (4,983) 1,061      17,218

EUROPE FUND
 -- Class A Shares
     Year Ended December 31, 1998           415     10,886       253       6,156     (842)    (20,632)  (174)     (3,590)
     Period Ended December 31, 1997E         27      1,137       890      19,433   (1,354)    (34,844)  (437)    (14,274)

 -- Class C Shares
     Year Ended December 31, 1998         1,279     33,629       194       4,541     (162)     (4,162) 1,311      34,008
     Period Ended December 31, 1997D         13        328         2          49       (1)        (35)    14         342

 -- Class Y Shares
     Year Ended December 31, 1998             9        219         1          35     (382)    (10,443)  (372)    (10,189)
     Period Ended December 31, 1997F        299      7,693        83       1,741       --          --    382       9,434


FINANCIAL SERVICES FUND
 -- Class A Shares
     Period Ended December 31, 1998G        706      7,112        --          --       (2)        (15)   704       7,097

 -- Class C Shares
     Period Ended December 31, 1998G      1,388     14,009        --          --       (7)        (70) 1,381      13,939
------------------------------------------------------------------------------------------------------------------------

A For the period April 1, 1997 to December 31, 1997.

B For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.

C For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

D For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

E For the period July 21, 1997 (commencement of operations of this class) to December 31, 1997.

F For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

G For the period November 16, 1998 (commencement of operations of this class) to December 31, 1998.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Trustees of
Bartlett Capital Trust:

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Services Fund (comprising Bartlett Capital Trust, hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP


Baltimore, Maryland
February 5, 1999

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------------
Lorrence T. Kellar                         Chairman of the Board and Trustee
Edward A. Taber, III                       President and Trustee
A. John W. Campbell                        Trustee
Edmund J. Cashman, Jr.                     Trustee
Henri Deegenaar                            Trustee
Ian F.H. Grant                             Trustee
Alan R. Schriber                           Trustee
William P. Sheehan                         Trustee
Prinz Wolfgang E. Ysenburg                 Trustee
Marie K. Karpinski, CPA                    Vice President and Treasurer
Madelynn M. Matlock, CFA                   Vice President
James A. Miller, CFA                       Vice President
Donna M. Prieshoff                         Vice President
James B. Reynolds, CFA                     Vice President
Woodrow H. Uible, CFA                      Vice President
Kathi D. Bair                              Secretary
Thomas A. Steele, CPA                      Assistant Treasurer and Assistant Secretary
--------------------------------------------------------------------------------------
Investment Adviser                         Bartlett & Co.
                                           Cincinnati, Ohio
Investment Sub-Adviser to                  Lombard Odier International Portfolio
  Europe Fund                               Management Limited
                                           London, England
Investment Sub-Adviser to                  Gray, Seifert & Co., Inc.
   Financial Services Fund                 New York, New York
Custodian                                  State Street Bank & Trust Company
Boston, Massachusetts
Sub-Custodian for Europe Fund              The Chase Manhattan Bank, N.A.
Bournemouth, England
Transfer Agent                             Boston Financial Data Services
Boston, Massachusetts
Independent Accountants                    PricewaterhouseCoopers LLP
Baltimore, Maryland
Legal Counsel                              Kirkpatrick &Lockhart LLP
                                           Washington, DC

--------------------------------------------------------------------------------------

                                 BARTLETT & CO.
                                 --------------
                         REGISTERED INVESTMENT ADVISORS

                36 EAST FOURTH STREET, CINCINNATI, OH 45202-3896
                 513-345-6212 o 800-800-3609 O FAX 513-621-6462